EIGHTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT (this "Agreement"), made as of this 30th day of September, 1997, by and among FLEET BANK-NH, a trust company organized under the laws of New Hampshire ("Fleet"); MELLON BANK, N.A., a national banking association ("Mellon"); and IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("IGEN"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGen"), and BLOOD CELLS, INC., a Delaware corporation ("BCI"). Fleet and Mellon are hereinafter sometimes individually referred to as a "Lender" and collectively referred to as the "Lenders", and IGI, IGEN, ImmunoGen and BCI are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers".

                          W I T N E S S E T H:
                          -------------------

         WHEREAS, the Lenders and the Borrowers are parties to a Second Amended and Restated Loan Agreement between them dated as of December 13, 1995 (as amended to date, the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference; and

         WHEREAS, the Borrowers have requested an increase in amount and extension of maturity of the Line of Credit Commitment under the Loan Agreement; and

         WHEREAS, the Lenders are willing to grant such increase and extension on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

         1. Definitions.

         Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

         2. Amendment to Line of Credit Commitment.

             (a) Sections 2.02(a) and 2.02(b) of the Loan Agreement are hereby amended so as to read in full as follows:

             "Section 2.02. Line of Credit Loans.

                (a) Subject at all times to all of the terms and conditions of this Agreement, the Lenders hereby severally (and not jointly and severally) agree to extend to the Borrowers

(jointly and severally) a secured line of credit loan facility, to December 31, 1997 (the "Line of Credit Termination Date"), in an aggregate principal amount not to exceed, at any time outstanding, Twelve Million ($12,000,000) Dollars (the "Line of Credit Commitment"). Such line of credit loans are herein sometimes referred to individually as a "Line of Credit Advance" and collectively as the "Line of Credit Advances". Subject at all times to all of the terms and conditions of this Agreement, to the Line of Credit Termination Date and within the limits of the Line of Credit Commitment, Fleet shall lend fifty-five (55%) percent and Mellon shall lend forty-five (45%) percent of the aggregate amount of each Line of Credit Advance and of all Line of Credit Advances, and the Borrowers (including, without limitation, any one or more of the now-existing Subsidiaries directly) shall jointly and severally, as to all Borrowers, borrow, prepay (without penalty, except as otherwise provided in the Line of Credit Notes) and reborrow under this Section 2.02. Each request for a Line of Credit Advance by the Lenders shall be made in writing by the Chairman, the President or the Chief Financial Officer of IGI or other authorized Person designated by IGI in writing, or by telephonic communication by such officer of IGI or other designated Person to the Lenders, which shall be confirmed by written notice to the Lenders to be delivered to the Lenders by the third Business Day next following the subject request, which notice shall be in substantially the form of the Borrowing Request Certificate annexed as Exhibit "J" to the Original Agreement.

                (b) The Borrowers shall jointly and severally pay the Lenders interest on all Line of Credit Advances at the rate(s) per annum as in effect from time to time in accordance with the Line of Credit Notes. Such interest shall be payable monthly in arrears, and shall be computed on the daily unpaid balance of all Line of Credit Advances made under the Borrowers' revolving credit loan accounts with the Lenders, based on a three hundred sixty (360) day year, counting the actual number of days elapsed. In addition, the Borrowers shall jointly and severally pay to the Lenders, quarterly through the Line of Credit Termination Date, in arrears, a fee (the "Line of Credit Commitment Fee") computed by multiplying (i) one-ha1f of one (1/2%) percent, times (ii) the actual number of days in the subject quarterly period, times (iii) the difference of (x) $12,000,000 minus (y) the average daily principal amount of all outstanding Line of Credit Advances to the Borrowers during such quarterly period, and then dividing such product by three hundred sixty (360). The Borrowers jointly and severally hereby authorize the Lenders to charge the Borrowers' line of credit loan accounts for all such interest and Line of Credit Commitment Fees. The Agent will report to IGI monthly as to the status of such line of credit loan accounts, and each such report shall be fully binding on all Borrowers, except to the extent that IGI gives the Lenders written notice of exceptions within thirty (30) days after its receipt of such report."

                (b) Subsections (c), (d), (e) and (f) of Section 2.02 of the Loan Agreement shall remain unchanged, subject to the replacement of the existing Line of Credit Notes in accordance with paragraph 3 below.

                (c) In order to conform each Lender's adjusted share of the outstanding Line of Credit Advances in accordance with the amendment set forth in paragraph 2(a) above, the Agent shall make all necessary reconciliations and adjustments as promptly as practicable and in any event not later than the next settlement as between the Lenders, pursuant to Section 9.10 of the Loan Agreement, in respect of any disbursements or collections in respect of Line of Credit Advances; and the Lenders shall make any and all required payments pursuant to such reconciliation in accordance with such Section 9.10 of the Loan Agreement.

         3. Replacement of Existing Line of Credit Notes.

            The Line of Credit Notes outstanding immediately prior to the execution and delivery of this Agreement shall be superseded and replaced by new Line of Credit Notes in substantially the forms attached hereto as Exhibits A-l and A-2, respectively, and such replacement Line of Credit Notes shall, from and after the effectiveness of this Agreement, be deemed to be the Fleet Line of Credit Note and the Mellon Lane of Credit Note, respectively, for all purposes of the Loan Agreement, Security Documents and other agreements and instruments under and pursuant to the Loan Agreement.

         4. Representations and Warranties.

            The Borrowers hereby confirm that (a) all representations and warranties made by the Borrowers in the Loan Agreement are true and correct on and as of the date hereof, and (b) no Default or Event of Default has occurred and is continuing on the date hereof.

         5. Conditions Precedent.

            The effectiveness of this Agreement and the amendments to be effected hereby are expressly subject to (a) the execution and delivery of this Agreement by the Borrowers and the Lenders, (b) the execution and delivery by the Borrowers to the respective Lenders of the replacement Notes contemplated by paragraph 3 above, and (c) the truth and accuracy, at the time of satisfaction of the conditions set forth in the foregoing paragraphs 5(a) and 5(b), of the Borrower's representations and warranties contained in paragraph 4 above.

         6. No Novation; Confirmation and Reaffirmation.

            (a) Each of the Borrowers hereby reaffirms all of its representations and warranties in the Loan Agreement (as amended hereby) and the Security Documents on and as of the date hereof, as if expressly made on and as of the date hereof.

            (b) Each of the Borrowers hereby confirms the ongoing validity of all of the Obligations outstanding on the date hereof (including but not limited to Obligations under the Notes), and further acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes a novation of any of the Obligations outstanding on the date hereof or immediately prior to the effectiveness of this Agreement.

            (c) Each of the Borrowers hereby reaffirms the validity of all of the liens and security interests heretofore granted to the Agent as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for the Obligations, continue to be and remain collateral for the Obligations (whether heretofore created, now existing and/or hereafter arising) from and after the effectiveness of this Agreement.

         7. Ongoing Force and Effect.

            Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Agreement shall remain unchanged and in full force and effect. All references to the Loan Agreement contained in the Notes and the Security Documents shall hereafter mean and refer to the Loan Agreement as amended by this Agreement, and all references to the Notes contained in the Loan Agreement and the Security Documents shall hereafter mean and refer to the Notes as amended and supplemented pursuant to this Agreement.

         8. Miscellaneous.

            (a) The Borrowers will jointly and severally reimburse the Lenders and the Agent upon demand for all out-of-pocket costs, charges and expenses of the Lenders and the Agent (including, without limitation, the reasonable fees and disbursements of counsel to the Lenders and the Agent) in connection with the preparation, execution and delivery of this Agreement, the replacement Notes pursuant to paragraph 3 above, any and all further agreements and instruments in connection herewith, and any amendments, modifications, consents, waivers or enforcement action in connection herewith.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire (without giving effect to principles of conflicts of laws).

            (c) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

            (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that none of the Borrowers shall have any right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders.

            (e) Each of the Borrowers hereby consents to the jurisdiction of all courts (state and federal) sitting in the State of New Hampshire, and of all courts from which an appeal may be taken from any of such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby. Each of the Borrowers hereby expressly waives any and all objections which it may have as to venue in any of such courts, and also hereby knowingly WAIVES TRIAL BY JURY in any such suit, action or other proceeding.

            (f) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

            (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

            (h) The parties acknowledge and agree that each of them and its counsel have reviewed and negotiated the terms and provisions of this Agreement, and have contributed to its final form; accordingly, any rules of construction to the effect of construing ambiguities against the drafting party shall not be employed in the interpretation of this Agreement, which shall be construed fairly as to all parties hereto and not in favor of or against any particular party who might generally have been responsible for the preparation hereof.

            (i) This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and no other person or entity shall have any right to rely on this Agreement or to derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                           FLEET BANK-NH

                                           By: /s/ Marcia LaTorre
                                               ------------------------------
                                                   Vice President
                                           MELLON BANK, N.A.


                                           By: /s/ John R. Gelsinger, Jr.
                                               ------------------------------
                                                   Vice President
                                           IGI, INC.


                                           By: /s/ Kevin J. Bratton
                                               ------------------------------
                                           IGEN, INC.


                                           By: /s/ George P. Warren, Jr.
                                               ------------------------------
                                           IMMUNOGENETICS, INC.


                                           By: /s/ Kevin J. Bratton
                                               ------------------------------
                                           BLOOD CELLS, INC.


                                           By: /s/ Kevin J. Bratton
                                               ------------------------------